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
NARROWSTEP LTD ORDER FORM
---------------------------- ----------------------------            ---------------------------- ----------------------------------
Customer Name                ITV Consumer Ltd.                       Customer PO Number           TBC
                             ----------------------------                                         ----------------------------------
Customer Contact             Kevin Gooding                           Customer Tel No
                             ----------------------------                                         ----------------------------------
Address                      200 Gray's inn road                     Notes

                             ----------------------------                                         ----------------------------------
City                         London                                  Customer Email
                             ----------------------------
Zip                          WC1X 8HF                                Narrowstep Reference         ITV 003
                             ----------------------------
Country                      UK                                      Narrowstep Project Manager   Joe trainor
---------------------------- ----------------------------            ----------------------------


---------------------------- --------------------------------------------------------------------
Commencement Date            Launch on 17/10/2005
                             --------------------------------------------------------------------
Initial Term                 3 Months subsequently
---------------------------- --------------------------------------------------------------------


--------------------------------------- ---------------- ----------------------------------------- ---------------------------------
                                                                                                       Ongoing monthly fee x
Narrowstep Technology                        Cost                  Description Total                           3 months
--------------------------------------- ---------------- ----------------------------------------- ---------------------------------
TELVOS 5 Set up licence                  (pound)25,000       Full TELVOS Multichannel Licence        (pound)25,000 (pound)10,000


--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
Services                             No       Per      Cost         Description                        Total              Ongoing
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
Portal Interface design               8       Day    (pound)550                                        (pound)4,400
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
Portal Coding & Testing              14       Day    (pound)750                                       (pound)10,500
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
Produce two fully functional
Multi-channel players                12       Day    (pound)750  For Brighton & Hastings TV            (pound)9,000
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
                                                                 For ITV Local enabling ITV staff
                                                                 and contractors to manage all
                                                                 elements of the system from a web
Bespoke Administration system        13       Day    (pound)750  browser                               (pound)9,750
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
Building a Classified advertising
upload facility for the system       22       Day    (pound)750                                       (pound)16,500
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
Building a Content encoding and
upload facility for viewers and
contributors                         11       Day    (pound)750                                        (pound)8,200
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
                                                                 Enables customers to track their
Producing a customer                                             classified accounts online through
management system                     6       Day    (pound)750  the system                            (pound)4,500
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
Testing                               5       Day    (pound)600                                        (pound)3,000
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
Network configuration & encoder
install                               5       Day    (pound)600                                        (pound)3,000
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
Training                              2       Day    (pound)600                                        (pound)3,000
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
Ongoing support & Account
Management                                   Month               Monthly account support                              (pound)5,000
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
SUB-TOTAL                                                                                             (POUND)95,100
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
Agreed contribution to System
hardware upgrade                                                                                      (pound)15,000
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
50 hours development included                                                                         -(pound)4,500
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
SUB-TOTAL RECURRING FEES PER
MONTH                                                                                                                (POUND)15,000
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
SUB-TOTAL FEES & RECURRING FEES       3      Months                                                  (POUND)105,060  (POUND)45,000
--------------------------------- -------- -------- ------------ ---------------------------------- ---------------- ---------------
TOTAL FEE DUE AND PAYABLE IN
ADVANCE                                                                                                               (POUND)150,060
-------------------------------------------------------------------------------------------------------------------- ---------------
VAT @ 17.5%                                                                                                         (POUND)26,260.50
-------------------------------------------------------------------------------------------------------------------- ---------------
                                                                                                                   (POUND)176,320.50
-------------------------------------------------------------------------------------------------------------------- ---------------
                                                                                                   Included per   Additional per GB
Revenue Share                0%                                                                       month        per month over @
-------------------------- -----                             ------------------------------------- -------------- ------------------
                                                              Bandwidth Costs included per month        3TB              0.50p
-------------------------- -----                              Storage Costs included per month          3TB              0.20p
                                                             ------------------------------------- -------------- ------------------

BY SIGNING THIS ORDER FORM THE CUSTOMER AGREES TO THE TERMS OF NARROWSTEP LTD LICENSE AND SERVICES AGREEMENT AND AUP.

---------------------------------------------------- -------------------------------------------------------------------------------
Signed on behalf of Customer:                         /s/ Tom Bretts
---------------------------------------------------- -------------------------------------------------------------------------------
Position:                                             DIRECTOR
---------------------------------------------------- -------------------------------------------------------------------------------
Date:                                                 20/10/05
---------------------------------------------------- -------------------------------------------------------------------------------
Signed on behalf of Narrowstep:                       /s/ Clifford Webb
---------------------------------------------------- -------------------------------------------------------------------------------
Date:                                                 26/10/05
---------------------------------------------------- -------------------------------------------------------------------------------
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NARROWSTEP LTD LICENCE AND SERVICES AGREEMENT

1. TERM - The initial term of this license will commence on the date specified in the Order Form ("Commencement Date"), for the period specified in the order form ("Initial Term"). The licence is for a three month period from the commencement date ("Extension").

2. GRANT OF LICENCE - . Narrowstep hereby grants to the Customer a non-exclusive licence to use such Narrowstep Technology as detailed in the order form for the period of the Initial Term and thereafter for the Extension. The parties hereby agree that this licence shall not transfer from Narrowstep to the Customer any Narrowstep copyright, trademark, trade secret, or other intellectual property rights, and all rights title and interest in and to Narrowstep Technology and related Services will remain solely with Narrowstep. The Customer agrees that it will not directly or indirectly reverse engineer, decompile, disassemble or otherwise attempt to derive source code or other trade secrets from Narrowstep.

3. FEES - The Fees charged to the Customer will be those detailed in the Order Form, covering the Licence, related Services, Bandwidth Costs and Storage Costs. Additional Services shall be charged as detailed in Narrowstep's Price List, which may be subject to amendment from time to time. Narrowstep shall issue to the Customer an invoice in respect of the initial Licence fee and the first three months of the Licence and Services as set out in the Order Form ("Initial Fee"). The Customer will pay these invoices in full prior to the granting of the Licence. Thereafter Narrowstep shall issue to the Customer an invoice in respect of all monthly Recurring Fees specified in the Order Form, 14 days before commencement of the month and the customer will pay this invoice by the first day of the following month. Additional Services, Bandwidth Costs and Storage Costs will be charged retrospectively by separate invoice and will be payable within 14 days of receipt of invoice. Narrowstep reserves the right to withdraw the Licence and any associated Services if fees remain outstanding for more than 14 days after issue of the invoice, and to charge interest on the sums due at a rate of 3% per annum above Bank of England base lending rate from the date of the invoice until the date of actual payment . The Customer hereby agrees to indemnify Narrowstep in respect of all costs, charges expenses and professional fees incurred by Narrowstep in exercising any of its rights under this Licence in respect of any default or other breach by the Customer.

4. CONTENT - the Customer warrants that it owns the rights to use the Content and undertakes to indemnify Narrowstep against any claims regarding infringements relating to the content. This includes, but is not limited to, material protected by copyright, trademark, trade secret, or other intellectual property rights. Furthermore, the Customer warrants that the Content is not in breach of Narrowstep's Acceptable Use Policy ("AUP").

5. WARRANTIES - Narrowstep will provide the Customer with access to the Narrowstep Technology and Services defined in the Order Form from the Commencement Date. The Licence shall be null and void if the Customer fails to follow Narrowstep's AUP, or otherwise breaches this Licence and Agreement in any way. Narrowstep will make commercially reasonable efforts to ensure that the quality of the service provided is of at least prevailing industry standards, and that access to the Site is available on a 24 x 7 basis. In the event that access to the licensed Narrowstep Technologies are not available, Narrowstep will credit the Customer that part of the fees relating to the Technologies, but not related Services, until such time as such provision is remedied. This shall not be applicable in the event that the failure to provide a Service is as a result of factors outside Narrowstep's reasonable control or any actions or failures of the Customer. The Customer acknowledges and agrees that access to the Services may be unavailable from time to time for any reason, including without limitation, interruption of major network connectivity, network and server outages, and backup and regular maintenance by Narrowstep Inc and any operators of our servers. In the event that services are unavailable for a reason which is within Narrowstep's control, Narrowstep will not delay access for longer than is reasonably necessary.

6. CUSTOMER'S OBLIGATIONS - The Customer represents and warrants to Narrowstep that where applicable they have the necessary authority to enter into this Agreement and acquire this Licence and related Services. The Customer further warrants that it will not violate any applicable laws or regulations or unreasonably interfere with other Narrowstep customers' use of Narrowstep technology and Services. The Customer agrees that it will use the Services only for lawful purposes and in accordance with the terms of Narrowstep's AUP. The Customer may access the Services and the Site only by means of the interface provided by Narrowstep. Although the Services are generally accessible worldwide, the Customer acknowledges that access may not be available to all persons or in all locations at all times.

7. LIMITATION OF LIABILITY - Narrowstep shall have no responsibility for and shall accept no liability in respect of the selection, use and suitability of the Technology and Services by the Customer, which shall be at the Customer's sole discretion. Narrowstep shall not be liable for any loss of data resulting from delays, corruption of data, non-deliveries, mis-deliveries, or service interruptions. Narrowstep will take reasonable efforts to protect all Customer data on its servers from piracy, infringement or illegal distribution. However, neither Narrowstep nor its Network Services Supplier shall be liable for any unauthorised access to Narrowstep's or the Customer's transmission facilities or premises, equipment or for any unauthorised access to, or alteration, theft, or destruction of a Customer's data, files, programmes, procedures or information through accident, fraudulent means or devices, or any other method provided that such damage does not occur as a result of Narrowstep's or its Network Service Suppliers' default or negligence. In no circumstances shall Narrowstep be liable in contract tort (including negligence or breach of statutory duty) or otherwise howsoever caused for any increased costs or expenses; any loss of profit business contracts revenues or anticipated savings, or any special indirect or consequential damage of any nature whatsoever arising directly or indirectly out of the provision by Narrowstep of the Technology or Services, or of any error or defect therein, or of the performance, non-performance, or delayed performance by Narrowstep of this Agreement.

8. THIRD PARTIES - Narrowstep may provide to the Customer access to other third party software and/or services ("Third Party Products") through reseller relationships that Narrowstep has established with such parties ("Third Party Vendors"). Unless otherwise notified, the Customer understands that product support for Third Party Products is provided by the Third Party Vendor and not by Narrowstep, unless otherwise specified. Narrowstep makes no representations and gives no warranties, express or implied, regarding any Third Party Products. The Customer expressly acknowledges and agrees that the use of Third Party Products is at the Customer's sole risk.

9. CUSTOMER'S INDEMNITY - The Customer agrees to indemnify and hold harmless Narrowstep and all individuals or entities controlling, controlled by, or under common control of Narrowstep and their respective officers, directors, professional advisers, agents and employees against any losses, costs, expenses, claims, damages, liabilities, penalties, actions, proceedings or judgments which they may become subject to relating to or arising from the infringement or misappropriation or alleged infringement or misappropriation of any copyright, trade secret, patent, trademark or other proprietary rights related to any Narrowstep Technology or Service utilised by the Customer; any breach or violation of this Licence or the AUP or any other policies of Narrowstep for which the Customer has been given notice; any violation of any applicable law rule or regulation; any third party claims related to any content provided by the Customer, or customers or clients of the Customer.

10. TERMINATION - At the end of the Initial Term either party to this Agreement may terminate the agreement without cause by giving to the other not less than 30 days' notice in writing to expire at the end of that period whereupon all Fees due by the Customer up to and including the date of termination will become due and payable forthwith by the Customer. Narrowstep may by notice in writing immediately terminate this Agreement if the Customer breaches the provisions of this License and Agreement, and in the case of a breach capable of being remedied shall not have remedied the same within 7 days of receipt of a notice from Narrowstep identifying such breach and requiring its remedy; is unable to pay its debts or enters into compulsory or voluntary liquidation or compounds with or convenes a meeting of its creditors or has a receiver or manager or an administrator appointed; or ceases for any reason to carry on business or takes or suffers any similar action which in the opinion of Narrowstep means that the Customer may be unable to pay its debts.

11. FORCE MAJEURE - Narrowstep shall not be deemed to be in default of any provision of this Agreement or be liable for any delay, failure of performance or interruption of the provision of the technology or Services to the Customer resulting directly or indirectly from any weather conditions, natural disasters or other acts of God, action of any government or military authority, failure caused by hacking or a telecommunications provider or

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other Internet provider, or other force or occurrence beyond Narrowstep's reasonable control, including, without limitation, mechanical electronic communications or third party supplier failure.

12. GENERAL - This Licence does not supersede the provisions of any prior or contemporaneous agreement between the parties nor any nondisclosure or confidentiality agreement in existence between the parties. If any of the provisions of this Licence are found to be void or unenforceable it shall be deemed to be deleted from this agreement and the remaining provisions shall continue to apply and the parties shall negotiate in good faith in order to agree the terms of a mutually satisfactory provision to be substituted for the provision found to be void or unenforceable. The Customer may not sell, assign or transfer its rights or delegate its duties under this Licence either in whole or in part without the prior written consent of Narrowstep and any such attempted assignment or delegation without such consent will be void, except for assignments within the ITV group of companies, and each assignment must be agreed and accepted by Narrowstep in advance, and may incur additional fees. Narrowstep may assign this Agreement in whole or in part, and may also delegate the performance of certain related Services to third parties including Narrowstep's wholly owned subsidiaries. Except as otherwise expressly provided, no notice or other communication from one party to the other shall have any validity unless made in writing by or on behalf of the party concerned. Any notice or other communication which is to be given by either party to the other shall be given by letter, or by facsimile transmission or electronic mail and confirmed by letter. The failure of either party to exercise any right or remedy shall not constitute a waiver of that right or remedy. No waiver shall be effective unless it is communicated to the other party in writing. A waiver of any right or remedy arising from a breach of contract shall not constitute a waiver of any right or remedy arising from any other breach of the Licence and Agreement.

13. NON-SOLICITATION - The Customer agrees that throughout the duration the Initial Term and any Extension and for a period of 1 calendar year from its termination it will not, and will further assure that its affiliates do not, directly or indirectly solicit or attempt to solicit for employment any persons employed by Narrowstep or contracted by Narrowstep.

14. GOVERNING LAW - The provisions of this Agreement shall be determined by the laws of England & Wales and any disputes shall be subject to the jurisdiction of English courts.